SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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INTERNATIONAL GAME TECHNOLOGY
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(Name of Registrant as Specified In Its Charter)

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INTERNATIONAL GAME TECHNOLOGY ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

INTERNATIONAL GAME TECHNOLOGY C/O SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945
Shareholder Meeting to be held on March 3, 2009
Proxy Materials Available
Notice and Proxy Statement 2008 Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before February 17, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET

Proxy materials for the 2009 Annual Meeting of Shareholders are available at http://ir.igt.com. You can also view these materials at www.proxyvote.com with the 12 Digit Control Number located on the following page.

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET      -  www.proxyvote.com
2) BY TELEPHONE  -  1-800-579-1639
3) BY E-MAIL*          -  sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	March 3, 2009
Meeting Time:	11:00 A.M., PST
For holders as of:	January 6, 2009

Meeting Location
International Game Technology
9295 Prototype Drive
Reno, NV 89521

Meeting Directions
For Meeting Directions, Please Call:
IGT Investor Relations at 1-866-296-4232

How To Vote
Vote In Person

If you are a shareholder of record as of the record date, you are invited to attend the annual meeting and you may vote in person. If you are a street name holder and you wish to vote in person at the annual meeting, you must obtain a legal proxy from your broker, bank or other nominee in order to vote at the meeting. Proxy materials will be available and we will give you a ballot when you arrive.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors recommends a vote "FOR" each of the director nominees listed below, a vote "FOR" approval of the amendment to the International Game Technology 2002 Stock Incentive Plan, and "FOR" ratification of the appointment of Deloitte & Touche LLP as IGT's independent registered public accounting firm for the fiscal year ending September 30, 2009.

1.	Election of Directors Nominees: 1) Robert A. Bittman 2) Richard R. Burt 3) Patti S. Hart 4) Robert A. Mathewson 5) Thomas J. Matthews 6) Robert Miller 7) Frederick B. Rentschler 8) David E. Roberson

2.	Approval of the amendment to the International Game Technology 2002 Stock Incentive Plan.

3.	Ratification of the appointment of Deloitte & Touche LLP as IGT's independent registered public accounting firm for the fiscal year ending September 30, 2009.

4.	Transaction of any other business that may properly come before the meeting.